                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin, Kevin P. Robins and Mark E. Nagle, each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ William M. Doran                              Date:  November 22, 1999
-----------------------------                            -----------------------
William M. Doran, Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin, Kevin P. Robins and Mark E. Nagle, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

     F. Wendell Gooch                               Date:  November 30, 1999
-----------------------------                            -----------------------
F. Wendell Gooch, Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin, Kevin P. Robins and Mark E. Nagle, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

    /s/James M. Storey                              Date:  November 22, 1999
-----------------------------                            -----------------------
James M. Storey, Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin, Kevin P. Robins and Mark E. Nagle, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/Robert A. Nesher                               Date:  November 20, 1999
-----------------------------                            -----------------------
Robert A. Nesher, Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Kevin P. Robins and Mark E. Nagle, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/Edward D. Loughlin                             Date:  November 23, 1999
-----------------------------                            -----------------------
Edward D. Loughlin, President and
Chief Executive Officer

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin, Kevin P. Robins and Mark E. Nagle, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/George J. Sullivan                             Date:  November 23, 1999
-----------------------------                            -----------------------
George J. Sullivan, Jr., Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin, Kevin P. Robins and Mark E. Nagle, each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

 /s/Rosemarie B. Greco                              Date:  December 18, 1999
-----------------------------                            -----------------------
Rosemarie B. Greco, Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                       SEI INSTITUTIONAL INVESTMENTS TRUST
                         SEI INSTITUTIONAL MANAGED TRUST
                          SEI INSURANCE PRODUCTS TRUST
                             SEI LIQUID ASSET TRUST
                             SEI TRUST EXEMPT TRUST
                          SEI INSURANCE PRODUCTS TRUST



                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Edward D. Loughlin and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

 /s/Mark E. Nagle                                   Date:  November 22, 1999
-----------------------------                            -----------------------
Mark E. Nagle, Controller and
Chief Financial Officer